UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2008

AMERICAN ELECTRIC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 Long Drive, Houston, TX 77087	77087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-644-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 8, 2008, registrant issued a press release announcing certain unaudited financial results for the three months ended March 31, 2008 and 2007, respectively. This information is furnished pursuant to the requirements of Item 2.02 of Form 8-K. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 8, 2008 the registrant’s Board of Directors adopted a restated articles of incorporation. The restated articles of incorporation merely consolidates previous amendments and eliminates provisions which were of historic interest only without any substantive changes to the articles of incorporation. A copy of the registrant’s Articles of Restatement of Articles of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
3.1	Articles of Restatement of Articles of Incorporation adopted May 8, 2008.

99.1	Press release issued on May 8, 2008, including information furnished pursuant to Item 2.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ELECTRIC TECHNOLOGIES, INC.
(Registrant)

Date: May 9, 2008	By:	/s/ John H. Untereker
John H. Untereker Senior Vice President, CFO and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Restatement of Articles of Incorporation adopted May 8, 2008.

99.1	Press release, dated May 8, 2008, including information furnished under Item 2.02.